UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 5, 2023, Mativ Holdings, Inc. (“Mativ”) entered into the Sixth Amendment (the “Amendment”) to Mativ’s $1.793 billion multicurrency credit agreement, dated as of September 25, 2018 (the “Prior Agreement”, and the Prior Agreement as amended by the Amendment, the “Amended Credit Agreement”).

The Amendment provides for the replacement of LIBOR-based rates with Term SOFR and other rates for loans denominated in Euros. The conversion to Term SOFR is pursuant to the Benchmark Replacement provisions in the Prior Agreement and the Amendment was effected in order to implement the Benchmark Replacement Conforming Changes.

Under the Amended Credit Agreement, borrowings generally bear interest at SOFR plus a spread based on the Interest Period of the borrowing. The Amended Credit Agreement includes customary events of default. Except as described above, the material terms of the Prior Agreement remain unchanged.

The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1†	Sixth Amendment, dated as of June 5, 2023, to the Credit Agreement, dated September 25, 2018 (as amended as of February 9, 2021, March 8, 2021, April 20, 2021, February 22, 2022 and May 6, 2022), by and among Mativ Holdings, Inc. (f/k/a Schweitzer-Mauduit International, Inc.), SWM Luxembourg, the other loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

†

Certain schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) and/or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Company agrees to furnish an unredacted, supplemental copy (including any omitted schedule or attachment) to the SEC upon request. Redactions and omissions are designated with brackets containing asterisks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By:	/s/ Greg Weitzel
Greg Weitzel
Executive Vice President and Chief Financial Officer

Dated: June 7, 2023